Exhibit 10.1

[NOTE: Certain information has been excluded from this exhibit because it is both (i) not material and (ii) would likely be competitively harmful if publicly disclosed.]

Execution Version

WAIVER, CONSENT TO SECOND AMENDMENT TO INTERCREDITOR AGREEMENT AND FIFTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS WAIVER, CONSENT TO SECOND AMENDMENT TO INTERCREDITOR AGREEMENT AND FIFTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (herein called this “Fifth Amendment”), dated as of January 6, 2021 (the “Effective Date”), is entered into by and among W&T OFFSHORE, INC., a Texas corporation, as the borrower (the “Borrower”), the Guarantor Subsidiaries party hereto, the various financial institutions parties hereto, as Lenders, TORONTO DOMINION (TEXAS) LLC, individually and as agent (in such capacity together with any successors thereto, the “Administrative Agent”) for the Lenders, and the issuers of letters of credit parties hereto, as issuers (collectively, the “Issuers”).

WITNESSETH

WHEREAS, the Borrower, the lenders party thereto (collectively, the “Lenders”), the Administrative Agent, the Issuers and the other parties thereto have heretofore executed the Sixth Amended and Restated Credit Agreement, dated as of October 18, 2018 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the parties hereto hereby intend to amend certain provisions of the Credit Agreement, in each case on the terms and conditions set forth herein; and

WHEREAS, the Borrower has requested that the Lenders waive compliance by the Borrower with certain provisions of the Credit Agreement and the Lenders agree to so waive those provisions on the terms and conditions set forth herein; and

WHEREAS, the undersigned Lenders and Issuers intend to instruct and authorize the Administrative Agent to enter into the Second Amendment to the Intercreditor Agreement, substantially in the form attached hereto as Exhibit A (the “Intercreditor Agreement Amendment”).

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the undersigned hereby agree as follows:

1.          Definitions. Capitalized terms used herein (including in the Recitals hereto) but not defined herein, shall have the meanings as given them in the Credit Agreement, unless the context otherwise requires.

2.           Amendments to Credit Agreement. Effective as of the Fifth Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)     The Table of Contents is hereby amended to reflect the appropriate page number references and section titles as may be necessary to reflect the changes to the Credit Agreement made by this Fifth Amendment.

(b)     Section 1.1 is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Exhibit B Hedging Contracts” shall have the meaning provided in the Fifth Amendment.

“Fifth Amendment” means the Waiver, Consent to Second Amendment to Intercreditor Agreement and Fifth Amendment to Sixth Amended and Restated Credit Agreement dated as of the Fifth Amendment Effective Date among the Borrower, the Administrative Agent and the Lenders.

“Fifth Amendment Effective Date” means January 6, 2021.

“Gas Hedge Waiver Period” means the period commencing June 30, 2020 and ending on the earlier of (i) December 31, 2022 and (ii) the Test Date by which the Borrower shall have unwound, replaced or restructured some or all of the Exhibit B Hedging Contracts such that after taking into account all of the Exhibit B Hedging Contracts that have not been unwound, replaced or restructured, the Borrower will be able to comply with the requirements for hedging in respect of Projected Gas Production in Section 7.17 for all months applicable to all Test Dates through the December 31, 2022 Test Date.

“Hedge Intercreditor Agreement” means (i) that certain Intercreditor Agreement, dated as of November 17, 2020, by and among Shell Trading Risk Management, LLC, a Delaware limited liability company, any other hedge counterparty party thereto, the Borrower and the Administrative Agent as the Administrative Agent (as defined therein), as amended, modified, supplemented or replaced from time to time and (ii) any other customary hedge intercreditor agreement in form and substance reasonably acceptable to the Administrative Agent and the Borrower.

(c)     The definition of “Approved Counterparty” in Section 1.1 is hereby amended and restated in its entirety to read as follows:

“Approved Counterparty” means any counterparty to a Hedging Contract with the Borrower or a Restricted Subsidiary that (a) is a Lender or an Affiliate of a Lender, (b) was a Lender or an Affiliate of a Lender at the time such Hedging Contract was consummated, (c) is listed on Schedule 1 as an Approved Counterparty to the extent such Hedging Contract was in existence on the Closing Date or (d) is any other Person designated by the Borrower in writing to the Administrative Agent (a “Designated Approved Counterparty”); provided that the Borrower shall provide written notice to the Administrative Agent within three (3) Business Days after entering into any Hedging Contract or transaction under a Hedging Contract with any Designated Approved Counterparty, which written notice shall include specific details regarding such Hedging Contract and such transaction and shall state that (i) such Hedging Contract and such transaction has been consummated and identify the Designated Approved Counterparty party thereto, (ii) prior to entering into such Hedging Contract or such transaction, the Borrower offered such transaction to at least two Lenders (or their Affiliates) that are active in the oil and gas commodity hedging business and such Lenders (or their Affiliates) do not, as determined in the sole discretion of the Borrower, provide terms that are as good or better as the terms of such transaction to the Borrower and its Restricted Subsidiaries, (iii) such Designated Approved Counterparty has (or the credit support provider of such Person has), at the time of entry into the applicable Hedging Contract, a long term senior unsecured debt rating, an issuer credit rating, a corporate credit rating, a corporate family rating. a counterparty credit rating, a counterparty risk rating, or any similar type of rating of A- or better from S&P (or its equivalent) or A3 or better from Moody's (or its equivalent) and (iv) such Designated Approved Counterparty has agreed to be bound by Articles IX and X of this Agreement as if it were a Lender or has become a party to the Hedge Intercreditor Agreement. For the avoidance of doubt, a Designated Approved Counterparty shall remain a Designated Approved Counterparty with respect to any Hedging Contract entered into while a Designated Approved Counterparty notwithstanding that thereafter such party may no longer meet the definition of Designated Approved Counterparty; provided that for the avoidance of doubt, each transaction under a Hedging Contract with such a Designated Approved Hedge Counterparty must satisfy the requirements of the foregoing sentence; provided further that upon the reasonable request of the Borrower or the applicable Designated Approved Counterparty, the Administrative Agent shall promptly confirm in writing that such Designated Approved Counterparty and/or the applicable transaction under a Hedging Contract with such Designated Approved Hedge Counterparty has satisfied the applicable requirements set forth in this definition of “Approved Counterparty.”

(d)     The definition of “Obligations” in Section 1.1 is hereby amended and restated in its entirety to read as follows:

“Obligations” means (a) all Liabilities from time to time owing by the Borrower and any Restricted Subsidiary to any Lender Party under or pursuant to any of the Loan Documents and (b) all obligations owing by the Borrower or any Restricted Subsidiary to any Approved Counterparty under any Hedging Contract permitted or required, as applicable, pursuant to Sections 7.3 or 7.17 and secured in accordance with Section 10.14(c) or pursuant to the terms of the Hedge Intercreditor Agreement; provided that Obligations shall not include any Excluded Obligations in respect of a Hedging Contract.

(e)     The definition of “Security Termination” in Section 1.1 is hereby amended and restated in its entirety to read as follows:

“Security Termination” means the indefeasible payment in full in cash of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Hedging Contracts not yet due and payable, except in the case of the exercise of remedies and the application of proceeds under Section 3.1), the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the Issuers shall have been made) and the termination of all Commitments.

(f)     Section 2.7(c) is hereby amended by amending and restating it in its entirety to read as follows:

“(c) in the event that on the last day of any calendar month the Borrower shall have a Consolidated Cash Balance in excess of $25,000,000, the Borrower shall within two (2) Business Days provide to the Administrative Agent a calculation in reasonable detail of the amount of such Consolidated Cash Balance and shall prepay the principal of the Loans (and/or provide cash collateral for Letters of Credit) in an aggregate amount equal to such excess.”

(g)     Section 2.7(f) is hereby amended by deleting the phrase “(a), (b) or (e)” and replacing it with the phrase “(a), (b), (c), (d) or (e)”.

(h)     Section 7.1 is hereby amended by replacing “Section 6.14” in clause (d) thereof with “Section 7.17”.

(i)     Section 7.7(d) is hereby amended by amending and restating Clause (iii) thereof in its entirety to read as follows:

“(iii) if such acquisition or Investment is made during the Covenant Waiver Period, after giving effect thereto, (1) the Borrower shall have a First Lien Leverage Ratio on a pro forma basis not in excess of 1.75:1.00 as of the last day of the most recently ended Test Period and (2) the Borrower shall have availability under the Borrowing Base of not less than 25% of the Borrowing Base, provided that for purposes of this clause (d), EBITDAX shall be calculated on a last quarter annualized basis;”

(j)     Section 7.17 is hereby amended by amending and restating the proviso at the end of such Section in its entirety to read as follows:

“provided that for purposes of the foregoing, (i) volumes hedged by swaps (and not collars and puts) in any month shall constitute at least 50% of all volumes hedged in respect of such month calculated separately for Projected Oil Production and Projected Gas Production and (ii) all transactions for hedge volumes in respect of Projected Gas Production entered into after December 13, 2020 but on or before the last day of the Gas Hedge Waiver Period shall be swaps (and not collars or puts). The Borrower agrees that it will not terminate or unwind any swaps in place for gas during the Gas Hedge Waiver Period. For the avoidance of doubt, nothing in the foregoing (i) or (ii) will require the Borrower to unwind, replace or restructure any Exhibit B Hedging Contract to be in compliance with this Section 7.17.

(k)     Section 9.12 is hereby amended and restated in its entirety to read as follows:

Section 9.12     Intercreditor Agreement; Hedge Intercreditor Agreement. Each Lender, each Issuer and each other Lender Party hereunder hereby (i) instructs and authorizes the Administrative Agent to execute and deliver each of the Intercreditor Agreement and the Hedge Intercreditor Agreement and any amendments, modifications, supplements, or joinders thereto on its behalf, (ii) authorizes and directs the Administrative Agent to exercise all of the Administrative Agent’s rights and to comply with all of its obligations under the Intercreditor Agreement and the Hedge Intercreditor Agreement, as applicable, (iii) agrees that the Administrative Agent may take actions on its behalf as is contemplated by the terms of the Intercreditor Agreement or the Hedge Intercreditor Agreement, as applicable, and (iv) understands, acknowledges and agrees that at all times following the execution and delivery of each of the Intercreditor Agreement and the Hedge Intercreditor Agreement, such Lender, Issuer and other Lender Party (and each of their respective successors and assigns) shall be bound by the terms thereof and will take no actions contrary to the provisions of the Intercreditor Agreement or the Hedge Intercreditor Agreement, to the extent then in effect.

(l)     Exhibit D of the Credit Agreement is hereby amended and restated in its entirety to read as Exhibit D to this Fifth Amendment.

3.        Consent to Intercreditor Agreement Amendment. In accordance with Sections 9.12 (for the avoidance of doubt, without limiting the generality thereof) and 10.1(a) of the Credit Agreement, the undersigned Lenders constituting Majority Lenders and the undersigned Issuers constituting all Issuers under the Credit Agreement hereby instruct and authorize the Administrative Agent to execute and deliver the Intercreditor Agreement Amendment on their behalf.

4.         Waiver. The Lenders hereby waive the requirement in Section 7.17 that the Borrower have in effect on each Test Date commencing with the June 30, 2020 Test Date the Hedging Contracts required by such Section 7.17 for such Test Dates to the extent, but only to the extent, that the Borrower is not in compliance with such requirement in Section 7.17 in respect of any such Test Date on or prior to the December 31, 2022 Test Date as a direct result of the Borrower’s having in effect the Hedging Contracts set forth in Exhibit B to this Fifth Amendment on December 13, 2020 (the “Exhibit B Hedging Contracts”) in lieu of other Hedging Contracts, but not otherwise. The foregoing waiver is not (i) a waiver of any Section of the Credit Agreement other than Section 7.17, or (ii) a waiver of Section 7.17 of the Credit Agreement in respect of any Test Date other than the Test Date commencing with the June 30, 2020 Test Date and ending on the last Test Date occurring during the Gas Hedge Waiver Period.

5.          Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a)     the representations and warranties of the Borrower and its Restricted Subsidiaries contained in the Loan Documents (as amended hereby) are true and correct in all material respects (unless such representation or warranty is qualified by materiality, in which event such representation or warranty shall be true and correct in all respects) on and as of the Fifth Amendment Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date (unless such representation or warranty is qualified by materiality, in which event such representation or warranty is true and correct in all respects as of such earlier date);

(b)     the execution, delivery and performance by the Borrower and the Guarantor Subsidiaries of this Fifth Amendment are within their corporate or limited liability company powers, have been duly authorized by all necessary action, require, in respect of any of them, no action by or in respect of, or filing with, any governmental authority which has not been performed or obtained and do not contravene, or constitute a default under, any provision of Law or regulation or the articles of incorporation or the bylaws of any of them or any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or the Guarantor Subsidiaries or result in the creation or imposition of any Lien on any asset of any of them except as contemplated by the Loan Documents other than, in each case, as would not reasonably be expected to cause or result in a Material Adverse Change;

(c)     the execution, delivery and performance by the Borrower and the Guarantor Subsidiaries of this Fifth Amendment constitutes the legal, valid and binding obligation of each of them enforceable against them in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to enforcement of creditors’ rights;

(d)     no Default or Event of Default has occurred and is continuing; and

(e)     the Consolidated Cash Balance does not exceed $25,000,000.

6.          Borrowing Base. The Lenders hereby agree that effective on the Fifth Amendment Effective Date the Borrowing Base shall be $190,000,000 until the Borrowing Base is modified, adjusted or rescheduled in accordance with the provisions of the Credit Agreement. The Borrowing Base provided in this Section 6 is the Borrowing Base in respect of the October 15, 2020 Evaluation Date.

7.           Conditions to Effectiveness of Amendments. This Fifth Amendment shall be effective on the date on which all of the following conditions in this Section 7 of this Fifth Amendment are satisfied (such date, the “Fifth Amendment Effective Date”).

(a)     The Administrative Agent shall have received counterparts of this Fifth Amendment duly executed by the Borrower, the Guarantor Subsidiaries and the requisite Lenders.

(b)     The Administrative Agent shall have received all fees and expenses to the extent invoiced at least one (1) Business Day prior to the Fifth Amendment Effective Date.

8.           Ratification: Loan Document. This Fifth Amendment shall be deemed to be an amendment to the Credit Agreement effective as of the Fifth Amendment Effective Date, and the Credit Agreement, as hereby amended, is hereby ratified, approved and confirmed in each and every respect. The Borrower and each Guarantor Subsidiary hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Loan Documents (including, without limitation, all Security Documents) to which it is a party. All references to the Credit Agreement in any Loan Document or in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as hereby amended. This Fifth Amendment is a Loan Document.

9.        Costs And Expenses. As provided in Section 10.4 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for all reasonable costs and expenses incurred by or on behalf of the Administrative Agent (including attorneys’ fees, consultants’ fees and engineering fees, travel costs and miscellaneous expenses) in connection with this Fifth Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Fifth Amendment.

10.       GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

11.        Severability. If any term or provision of this Fifth Amendment shall be determined to be illegal or unenforceable all other terms and provisions of this Fifth Amendment shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

12.       Counterparts. This Fifth Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

13.         Successors and Assigns. This Fifth Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and its successors, transferees and assigns.

14.        No Waiver. The execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Fifth Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents.

(Signatures appear on following pages)

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

W&T OFFSHORE, INC.

By:	/s/ Janet Yang
Name:	Janet Yang
Title:	Executive Vice President and Chief Financial Officer

TORONTO DOMINION (TEXAS) LLC, as Administrative Agent

By:	/s/ Hughroy Enniss
Name:	Hughroy Enniss
Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Sixth A&R Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Lender

By:	/s/ Hughroy Enniss
Name:	Hughroy Enniss
Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Sixth A&R Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Issuer

By:	/s/ Hughroy Enniss
Name:	Hughroy Enniss
Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Sixth A&R Credit Agreement]

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Marisa B. Moss
Name:	Marisa B. Moss
Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Sixth A&R Credit Agreement]

NATIXIS, NEW YORK BRANCH, as Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Fifth Amendment to Sixth A&R Credit Agreement]

NATIXIS, NEW YORK BRANCH, as Issuer

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Fifth Amendment to Sixth A&R Credit Agreement]

SOCIÉTÉ GENERALE,
as Lender

By:	/s/ Roberto Simon
Name:	Roberto Simon
Title:	Managing Director

[Signature Page to Fifth Amendment to Sixth A&R Credit Agreement]

SOCIÉTÉ GENERALE, as Issuer

By:	/s/ Roberto Simon
Name:	Roberto Simon
Title:	Managing Director

[Signature Page to Fifth Amendment to Sixth A&R Credit Agreement]

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as Lender

By:	/s/ G. Scott Collins
Name:	G. Scott Collins
Title:	Executive Vice President

[Signature Page to Fifth Amendment to Sixth A&R Credit Agreement]

ABN AMRO CAPITAL USA LLC, as Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Executive Director

[Signature Page to Fifth Amendment to Sixth A&R Credit Agreement]

ACKNOWLEDGED AND ACCEPTED BY:

W & T ENERGY VI, LLC

By:	/s/ Janet Yang
Name:	Janet Yang
Title:	Executive Vice President and Chief Financial Officer

W & T ENERGY VII, LLC

By:	/s/ Janet Yang
Name:	Janet Yang

[Signature Page to Fifth Amendment to Sixth A&R Credit Agreement]

Exhibit A

SECOND AMENDMENT TO
INTERCREDITOR AGREEMENT

dated as of January [ ], 2021 among

Toronto Dominion (Texas) LLC,
as Original Priority Lien Agent

and

Wilmington Trust, National Association

as Second Lien Trustee

and

Wilmington Trust, National Association
as Second Lien Collateral Trustee

TABLE OF CONTENTS

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This Second Amendment to Intercreditor Agreement, dated as of January __, 2021 (this “Amendment”), is among Toronto Dominion (Texas) LLC (“TD Texas”), as Original Priority Lien Agent, Wilmington Trust, National Association (“Wilmington Trust”) as Second Lien Trustee and as Second Lien Collateral Trustee. Defined terms used in this Amendment, including in the Recitals, are used with the meaning defined in the Intercreditor Agreement (herein after defined) unless the context shall otherwise require.

RECITALS

WHEREAS, TD Texas as Original Priority Lien Agent for the Priority Lien Secured Parties, and Morgan Stanley Senior Funding, Inc. as second lien collateral trustee entered into the INTERCREDITOR AGREEMENT, dated as of May 11, 2015 (as amended by the First Amendment to Intercreditor, dated as of October 18, 2018 and as further amended, supplemented or otherwise modified from time to time prior to the date of this Amendment, the “Intercreditor Agreement).

WHEREAS, pursuant to the Priority Confirmation Joinder dated as of October 18, 2018, Wilmington Trust as (i) trustee (in such capacity, the “Second Lien Trustee”) under the Indenture dated as of October 18, 2018 (as amended, restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time, the “Second Lien Indenture”) by and among the Second Lien Trustee, W&T and the guarantors party thereto and (ii) collateral trustee (in such capacity, the “Second Lien Collateral Trustee”) under the Collateral Trust Agreement dated as of October 18, 2018, among W&T, the guarantors party thereto, the Second Lien Trustee, the other Second Lien Debt Representatives (as defined therein) party thereto and the Second Lien Collateral Trustee, Wilmington Trust became a party to the Intercreditor Agreement on behalf of the Additional Second Lien Secured Parties under such Additional Second Lien Debt Facility as Second Lien Representative and as a Secured Debt Representative under the Intercreditor Agreement, bound thereby as fully as if it had executed and delivered the Intercreditor Agreement as of the date thereof.

WHEREAS, pursuant to (i) Sections 9.01(1) of the Second Lien Indenture, (ii) Section 10.1(a) of the Priority Credit Agreement and (iii) Section 9.02(b) of the Intercreditor Agreement, as applicable, the parties hereto intend to amend the Intercreditor Agreement as hereinafter provided.

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1.     Amendment to the Intercreditor Agreement. Section 1.01(d) of the Intercreditor Agreement is amended by deleting the definition of “Hedging Obligations” and replacing it in its entirety with the following:

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:

(1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements entered into with one or more financial institutions and other arrangements or agreements designed to protect the Person entering into the agreement against fluctuations in interest rates with respect to Indebtedness incurred;

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(2) foreign exchange contracts and currency protection agreements entered into with one or more financial institutions and designed to protect the Person entering into the agreement against fluctuations in currency exchange rates with respect to Indebtedness incurred;

(3) any commodity futures contract, commodity option or other similar agreement or arrangement designed to protect against fluctuations in the price of commodities used, produced, processed or sold by that Person or any of its Restricted Subsidiaries (as defined in the Second Lien Indenture) at the time; and

(4) other agreements or arrangements designed to protect such Person against fluctuations in interest rates, commodity prices or currency exchange rates.”

Section 2.     Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:

(a)   Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Amendment.

(b)   This Amendment has been duly executed and delivered by such party.

(c)   The execution, delivery and performance by such party of this Amendment (i) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority of which the failure to obtain could reasonably be expected to result in a Material Adverse Change (as defined in the Priority Credit Agreement), (ii) will not violate any applicable law or regulation or any order of any Governmental Authority or any indenture, agreement or other instrument binding upon such party which could reasonably be expected to result in a Material Adverse Change and (iii) will not violate the charter, by-laws or other organizational documents of such party.

Section 3.     Parties in Interest. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Amendment.

Section 4.     Survival of Amendment. All covenants, agreements, representations and warranties made by any party in this Amendment shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Amendment.

Section 5.     Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

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Section 6.     Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.    Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

(b)   Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Amendment in the courts of any jurisdiction.

(c)   Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section 8. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)   Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Intercreditor Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

Section 8.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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Section 9.     Agency Capacity. Wilmington Trust is entering into this Amendment in its capacities as Second Lien Trustee and Second Lien Collateral Trustee, and not in its individual or corporate capacity. In acting hereunder, Wilmington Trust in each of its capacities shall be all of the rights, privileges and immunities under each of the applicable Second Lien Documents in acting hereunder.

Section 10.   Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or representatives as of the date first set forth above.

TORONTO DOMINION (TEXAS), LLC, as Priority Lien Agent By: Name: Title:

[Signature to the Second Amendment to Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Lien Trustee under the Indenture dated as of October 18, 2018 By: Name: Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Lien Collateral Trustee By: Name: Title:

[Signature to the Second Amendment to Intercreditor Agreement]

Acknowledged and Agreed to by: W&T OFFSHORE, INC., as Issuer By: Name: Title:

[Signature to the Second Amendment to Intercreditor Agreement]

EXHIBIT B

PUTS AND CALLS IN EFFECT ON 12/13/20

EXHIBIT D

CERTIFICATE ACCOMPANYING
FINANCIAL STATEMENTS

Reference is made to the Sixth Amended and Restated Credit Agreement, dated as of October 18, 2018 (as from time to time amended, supplemented, restated or otherwise modified, the “Agreement”), by and among W&T Offshore, Inc. (“Borrower”), Toronto Dominion (Texas) LLC, as Administrative Agent, and certain lenders (“Lenders”) and letter of credit issuing banks from time to time parties thereto as Issuers (the “Agreement”). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

This Certificate is furnished pursuant to Section 6.2(b) of the Agreement. Together herewith Borrower is furnishing to Administrative Agent and each Lender, Borrower’s *[audited/unaudited] financial statements (the “Financial Statements”) as of *[insert date] (the “Reporting Date”). Borrower hereby represents, warrants, and acknowledges to Administrative Agent and each Lender that:

(a)     the officer of Borrower signing this instrument is the duly elected, qualified and acting _____________ of Borrower and as such is Borrower’s chief financial officer (it being agreed and understood that such officer is signing in his or her capacity as an officer of the Borrower and not in any individual capacity);

(b)     the Financial Statements are accurate and complete and satisfy the requirements of the Agreement, in each case, in all material respects;

(c)     on the Reporting Date Borrower was, and on the date hereof Borrower is, in full compliance with (i) the financial covenants set forth in Sections 7.11 and 7.12 of the Agreement and (ii) the requirements of Section 2.7(c) of the Agreement for each month during the period ending on the Reporting Date *[except for any non-compliance under Section(s) _____________ of the Agreement, which non-compliance *[is/are] more fully described on a schedule attached hereto]; and

(d)     on the Reporting Date the Borrower’s Consolidated Cash Balance was $________;

(e)     on the Reporting Date Borrower was, and on the date hereof Borrower is, in full compliance with the disclosure requirements of Section 6.4 of the Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument *[except for Default(s) under Section(s) _____________ of the Agreement, which *[is/are] more fully described on a schedule attached hereto]; and

(f)     *[Unless otherwise disclosed on a schedule attached hereto,] The representations and warranties of Borrower set forth in the Agreement and the other Loan Documents are true and correct on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Agreement), with the same effect as though such representations and warranties had been made on and as of the date hereof.

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(g)     During the accounting period ending on the Reporting Date, the Borrower did not form or acquire or make any Investment in, any Subsidiary (other than, with respect to Investments only, in any Guarantor Subsidiary) or any Person (including any Operating Joint Venture) that is not a Subsidiary, other than: [_______] [describe].

The officer of Borrower signing this instrument hereby certifies that he has reviewed the Loan Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above representations, warranties and acknowledgments of Borrower and, to the best of his knowledge, such representations, warranties, and acknowledgments are true, correct and complete in all material respects (unless such representation or warranty is subject to a materiality qualifier in which event such representation or warranty is true and correct) (it being agreed and understood that such officer is signing in his or her capacity as an officer of the Borrower and not in any individual capacity).

IN WITNESS WHEREOF, this instrument is executed as of __________, 20__ .

W&T OFFSHORE, INC. By: Name: Title:

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